Goodwill	12 Months Ended
Dec. 31, 2021
Disclosure of goodwill [text block] [Abstract]
GOODWILL

18. GOODWILL

The Company carries goodwill at its cost of $2,446.6 million with no accumulated impairment losses since acquisition.

Impairment

Goodwill is tested for impairment at the entity level because that represents the lowest level at which goodwill supports the Company’s operations and is monitored internally. The annual impairment test on goodwill was performed in the fourth quarters of 2021 and 2020 in accordance with the policy described in Note 4.

In 2021 and 2020, a quantitative assessment of goodwill was performed. The Company’s recoverable amount exceeded the carrying value therefore, no impairment was recognized.

The quantitative calculation is most sensitive to the following assumptions:

•        Movements in the underlying business plan;

•        Discount rate; and

•        Growth rate assumptions.

Movements in the underlying business plan

The business plans reflect the most up-to-date assumptions concerning the markets and development and trends in the business. For the provision of satellite capacity, the business plan will take into account the following factors:

•        The expected developments in sale of satellite capacity and the development of the Telesat Lightspeed market;

•        Any changes in the expected capital expenditure cycle, including estimated costs on the development of the Telesat Lightspeed constellation; and

•        Any changes in satellite procurement, launch or cost assumptions.

Discount rates

Discount rates reflect management’s estimates of the specific risks. Management uses a weighted average cost of capital as a discount rate. The discount rates used in the calculation are presented below:

	2021	2020
Geo	7.5%	8.0%
Leo	17.5%	17.5%
U.S. C-band clearing proceeds	7.5%	8.0%

Growth rate assumptions

Growth rate assumptions used to extrapolate the cash flows beyond the business planning period are based on commercial experience and the expectations for the development of the markets which they serve. Growth rate assumptions were built into the GEO and LEO calculations.

Some of the more sensitive assumptions used in the quantitative analysis, including the forecasted cash flows, discount rate and market multiples, could have yielded different estimates of the recoverable amount. Actual operating results and the related cash flows of the Company could differ from the estimated operating results and related cash flows used in the impairment analysis, and had different estimates been used, it could have resulted in a different fair value. If the discount rate for GEO were to increase by 0.5% and the discount rate for LEO were to increase by 2.5%, there would be no impairment on the goodwill.